ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

August 27, 1998

Dear Shareholder:

We are pleased to report to you on the investment strategy, performance and outlook of the Alliance Bond Fund Corporate Bond Portfolio (the "Fund"). The primary objective for the Fund is to maximize income over the long term, while providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Fund seeks capital appreciation. To achieve its objectives the Fund invests primarily in a diversified portfolio of investment grade and non-investment grade corporate bonds issued by domestic and foreign issuers that we expect to benefit from improving credit and economic fundamentals. The Fund may also hold debt issued by the U.S. and foreign governments.

INVESTMENT RESULTS
The following table shows how your Fund performed over the six- and 12-month periods ended June 30, 1998. For comparison, we have included performance for your Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities, and for the Lipper Corporate Debt Funds BBB-Rated Average (Lipper Average), a performance average of a group of similar corporate bond funds.

During the six- and 12-month periods ended June 30, 1998, your Fund underperformed its benchmark, as well as the Lipper Average, as a result of the above-market spread duration of the Fund's corporate bond holdings. Spread duration is a measure of a bond's price sensitivity to changes in its yield spread relative to Treasury securities. Maintaining an above-market spread duration tends to increase the volatility of a fixed income portfolio. Therefore, as credit spreads widened, the Fund's performance was dampened. In addition, our exposure to emerging market securities also tempered performance as that sector lagged.



INVESTMENT RESULTS*
Periods Ended June 30, 1998
                                  TOTAL RETURNS
                             6 MONTHS       12 MONTHS
                            ---------       ---------
ALLIANCE BOND FUND
  CORPORATE BOND PORTFOLIO
  Class A                        2.87%          8.66%
  Class B                        2.54%          7.95%
  Class C                        2.53%          7.95%

LEHMAN BROTHERS
  AGGREGATE BOND INDEX           3.93%         10.54%

LIPPER CORPORATE DEBT
  FUNDS BBB-RATED AVERAGE        3.81%         10.50%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE-BACKED SECURITIES INDEX, THE ASSET-BACKED SECURITIES INDEX AND THE GOVERNMENT/CORPORATE BOND INDEX. THE UNMANAGED LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE. (LIPPER AVERAGE) IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS CORPORATE AND GOVERNMENT DEBT ISSUES RATED IN THE TOP FOUR GRADES. FOR THE SIX AND 12-MONTH PERIODS ENDED JUNE 30, 1998, THE LIPPER AVERAGE CONSISTED OF 103 AND 96 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

    ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
During the six-month period ended June 30, 1998, the global economy continued to feel the effects of the Asian crisis that began last summer. Most developed countries including the U.S. continued to experience strong domestic demand but weaker manufacturing activity due to Asia's slowdown. Economic growth remained positive and inflation remained low. Japan was the critical exception as slowing growth and rising unemployment

1

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

pushed the economy into an official recession. The U.S. dollar continued to strengthen against the other major currencies.

During the first half of 1998, bond markets in the developed countries continued to climb as investors, concerned about events in the emerging markets and Japan, sought relative safety from emerging market price volatility. In addition, healthy economic growth rates combined with low inflation created a favorable environment for bonds in the developed markets. The non-U.S. global government bond sector recorded the best performance, while the emerging markets sector recorded the worst performance. Within the U.S. bond market, the U.S. corporate high yield sector outperformed all other sectors, followed by the Treasury and investment grade corporate sectors, respectively.

In the corporate sector, volatility in yield spreads relative to Treasuries continued to persist. During the first quarter of 1998, after the markets stabilized, prices increased and spreads tightened generally from highs reached in 1997. During the second quarter, the combination of huge new issue supply, credit fears and a flattening yield curve caused a significant widening of yield spreads relative to the first quarter. Asian corporate spreads, which had recovered during the first quarter of 1998, moved sharply wider in the following second quarter as negative economic news in the region heightened investor concern.

Among the individual corporate sectors, the finance sector recorded the strongest performance. The sector under performed during the first quarter of 1998 due to concerns over foreign loan losses; however, news of the Citibank/Travelers merger in the second quarter pushed finance company debt prices higher. The cable and media sectors performed relatively well, helped by strong earnings and merger activity. The utility sector also posted healthy returns over the six-month period, as this sector benefits from its "safe haven" status during times of market volatility.

INVESTMENT STRATEGY
Over the six-month period ended June 30, 1998, we increased our holdings in the media, cable and finance sectors. These sectors continue to benefit from positive earnings and merger activity.

OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the United States, Germany and Japan to remain substantially unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue, with 1998 Gross Domestic Product (GDP) estimated around 3.0%. Strong domestic demand will continue to be offset by weakening industrial production. We anticipate that U.S. interest rates will remain low as the U.S. fixed income markets continue to provide a safe haven for investors during periods of volatility overseas.

Without substantial government spending, the Japanese economy is expected to shrink by 1% this year. Japan's financial and economic difficulties require structural reforms that will take time in a political context that is currently without strong leadership. In Europe, growth is expected to slow to 2.5% in 1998 and inflation should remain subdued. Modest rate increases are possible prior to the January 1999 launch of European Monetary Union.

The emerging markets face challenging problems that require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration. We still see no concrete signs of a turnaround as the political process continues to be ill defined and ill equipped to meet the needs of the economy. Russia in particular will continue to add uncertainty to the emerging markets as it struggles with the devaluation of the ruble and the repayment requirements of existing Russian debt obligations. Although Russia is not critically important to the world's economic prospects, it will continue to have a significant influence on other emerging debt countries. We are currently evaluating the political and economic events as they unfold in order to assess the prospects for Russian debt to rebound. Presently, we are maintaining the Fund's Russian debt positions, which currently comprise 1.3% of the Fund's portfolio, with little change.

The corporate bond sector will continue to experience periods of increased volatility as a result of the impact


2


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

from economic turmoil in Asia, other emerging markets and Japan. Concern about these weakening economies and their affect on the corporate bond market may continue to grow.

Thank you for your continued interest and investment in the Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.

Sincerely,



John D. Carifa
Chairman and President



Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long-term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.66%          4.04%
Five Years                     9.41%          8.46%
10 Years                      11.82%         11.34%
SEC Yield**                    6.63%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.95%          4.95%
Five Years                     8.67%          8.67%
Since Inception*              11.15%         11.15%
SEC Yield**                    6.21%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.95%          6.95%
Five Years                     8.67%          8.67%
Since Inception*               9.42%          9.42%
SEC Yield**                    6.21%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/8/93 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1998.


4


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/88 TO 6/30/98

$33,000
$29,000
$25,000
$21,000
$17,000
$13,000
$10,000
$9,000

CORPORATE BOND PORTFOLIO CLASS A: $29,266

LIPPER CORP. DEBT FUNDS BBB-RATED AVERAGE: $24,523

LBAGGREGATE BOND INDEX: $23,820

6/30/88    6/30/89    /30/90    6/30/91    6/30/92    6/30/93    6/30/94
    6/30/95    6/30/96    6/30/97    6/30/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/88 to 6/30/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index, and the Government/Corporate Bond Index.

The Lipper Corporate Debt Funds BBB-Rated Average reflects performance of 19 funds (based on the number of funds in the average from 6/30/88 to 6/30/98). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Corporate Bond Portfolio
Lehman Brothers Aggregate Bond Index
Lipper Corp. Debt Funds BBB-Rated Avg.


5


PORTFOLIO OF INVESTMENTS
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

      STANDARD &                              PRINCIPAL
      POOR'S                                    AMOUNT
      RATINGS (A)                                (000)             VALUE
-------------------------------------------------------------------------
      CORPORATE DEBT
      OBLIGATIONS-71.3%
      AUTOMOTIVE-2.4%
BB+   Federal Mogul Corp.
        7.875%, 7/01/10                        $ 35,000     $ 35,043,750

      BANKING-3.0%
Baa3  FBOP Capital Trust I
        10.20%, 2/06/27 (b)(c)                   23,000       25,634,834
BB+   Northfork Capital Trust I
        8.70%, 12/15/26                          16,230       18,029,696
                                                            -------------
                                                              43,664,530

      BROADCASTING/MEDIA-7.5%
BBB-  News America, Inc.
        7.30%, 4/30/28 (b)                       55,000       56,755,160
Baa3  Time Warner, Inc.
        6.95%, 1/15/28 (c)                       50,000       50,845,550
                                                            -------------
                                                             107,600,710

      COMMUNICATIONS-13.5%
BBB-  Comcast Cable Communications
        8.875%, 5/01/17                          40,525       49,223,934
BB+   Paramount Communications, Inc.
        7.50%, 7/15/23                           31,176       31,273,144
BBB-  TCI Communications, Inc.
        6.875%, 2/15/06                          32,000       33,172,992
        7.875%, 2/15/26                          26,820       30,208,761
A-    U.S. West Capital Funding, Inc.
        6.875%, 7/15/28                          30,000       30,239,820
NR    Winstar Communications, Inc.
        10.00%, 3/15/08 (b)                       9,500        9,476,250
        11.00%, 3/15/08 (b)                      10,000        9,997,000
                                                            -------------
                                                             193,591,901

      FINANCIAL-16.6%
B-    Advanta Capital Trust I
        8.99%, 12/17/26 (b)                      12,000       10,281,948
BB    Dime Capital Trust I
        Series A
        9.33%, 5/06/27                           36,075       40,901,474
A     Nationsbank Corp.
        6.80%, 3/15/28                           47,700       48,923,505
BBB   Renaissance Capital Trust
        8.54%, 3/01/27                           19,470       20,930,250
BBB-  Selkirk Cogen Funding Corp.
        8.98%, 6/26/12                           30,000       34,632,000
BBB-  Sumitomo Bank Treasury Co.
        9.40%, 12/29/49 (b)                      35,500       34,989,759
BB+   Tokai Capital, LLC
        9.98%, 12/29/49 (b)                      51,300       47,584,392
                                                            -------------
                                                             238,243,328

      HEALTHCARE-1.6%
BBB   Healthsouth Corp.
        7.00%, 6/15/08 (b)                       22,500       22,307,985

      INDUSTRIAL-4.6%
B1    CSN Iron Brazil, SA
        9.125%, 6/01/07 (b)(c)                   42,500       34,106,250
BBB   Raytheon Co.
        7.20%, 8/15/27                           30,000       32,600,070
                                                              66,706,320

      INSURANCE-8.6%
BBB   Arkwright CSN Trust
        9.625%, 8/15/26 (b)                      38,500       45,798,329
BBB-  Delphi Funding LLC
        Series A
        9.31%, 3/25/27                           25,000       27,921,225
A+    Liberty Mutual Insurance
        7.697%, 10/15/97 (b)                     45,000       49,752,405
                                                            -------------
                                                             123,471,959

      PUBLIC UTILITIES-7.5%
BB+   CalEnergy Co., Inc.
        7.63%, 10/15/07                          46,000       46,193,430
A+    Consolidated Edison
        Series 94-A
        7.125%, 2/15/29                          22,000       22,562,540
BB+   El Paso Electric Co.
        8.90%, 2/01/06                           19,000       21,280,000
BB-   Niagara Mohawk Power Corp.
        7.625%, 10/01/05                         16,600       16,932,000
                                                            -------------
                                                             106,967,970


6


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

      STANDARD &                                PRINCIPAL
      POOR'S                                     AMOUNT
      RATINGS (A)                                (000)             VALUE
-------------------------------------------------------------------------
      RETAIL-2.7%
BBB+  Dayton Hudson Corp.
        6.75%, 1/01/28                          $38,000   $   38,570,304

      TRANSPORTATION-3.3%
BBB   United Airlines
        9.56%, 10/19/18                          37,716       47,956,460

      Total Corporate Debt Obligations
        (cost $1,002,307,910)                              1,024,125,217

      SOVEREIGN DEBT OBLIGATIONS-7.2%
      BRAZIL-1.8%
BB-   Republic of Brazil
        9.375%, 4/07/08                          10,000        8,870,000
        10.125%, 5/15/27                         20,000       17,240,000
                                                            -------------
                                                              26,110,000

      MEXICO-2.0%
BBB   United Mexican States
        11.50%, 5/15/26                          25,000       28,418,750

      RUSSIA-3.4%
BB-   Russian Ministry of Finance
        12.75%, 6/24/28 (b)                      20,000       17,875,000
NR    Russian IAN
        6.625%, 12/15/15                          1,140          633,947
NR    Russian Principal Loans FRN
        6.625%, 12/15/20 (d)                     65,000       30,283,500
                                                            -------------
                                                              48,792,447

      Total Sovereign Debt Obligations
        (cost $122,554,127)                                  103,321,197

      YANKEES-14.9%
      BANKING-1.3%
BBB   Dao Heng Bank, Ltd.
        7.75%, 1/24/07 (b)                       23,500       19,032,462

      COMMUNICATIONS-3.1%
BBB-  Telefonica de Argentina, SA
        9.125%, 5/07/08 (b)                      29,000       27,405,000
        11.875%, 11/01/04                        15,220       16,361,500
                                                            -------------
                                                              43,766,500

      FINANCIAL-2.1%
BBB   MC Cuernavaca Trust
        9.25%, 7/25/01 (b)                       33,208       30,550,614

      GAS-1.6%
BBB-  Transgas de Occidental, SA
        9.79%, 11/01/10 (b)                      22,588       22,531,364

      INDUSTRIAL-3.1%
C     Grupo Mexicano de Desarrollo, SA
        8.25%, 2/17/01 (c)(e)                    29,200        5,840,000
BB+   Reliance Industries, Ltd.
        9.375%, 6/24/26 (b)                      40,000       38,700,000
                                                            -------------
                                                              44,540,000

      REAL ESTATE-0.5%
BB    Guangzhou Shenzhen
        10.25%, 8/15/07                          10,000        7,756,000

      UTILITIES-3.2%
BB+   Empresa Electrica Del Norte, SA
        7.75%, 3/15/06 (b)                       38,240       32,379,720
BB+   Korea Electric Power Corp.
        7.75%, 4/01/13                           18,500       13,623,604
                                                            -------------
                                                              46,003,324

      Total Yankees
        (cost $245,298,178)                                  214,180,264

      U.S. GOVERNMENT OBLIGATIONS-3.9%
AAA   U.S. Treasury Bond
        6.125%, 11/15/27                         10,000       10,718,760
AAA   U.S. Treasury Strip
        Zero coupon, 5/15/20                    160,000       46,011,360

      Total U.S. Government Obligations
        (cost $54,007,330)                                    56,730,120


7


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                              SHARES OR
      STANDARD &                              PRINCIPAL
      POOR'S                                   AMOUNT
      RATINGS (A)                               (000)              VALUE
------------------------------------------------------------------------
BBB+  NB Capital Corp.
        8.35%
        (cost $43,000,000)                           43   $   44,556,170

      COMMERCIAL PAPER-1.0%
A-1+  General Electric Capital Corp.
        5.60%, 7/01/98 (c)
        (amortized cost $14,000,000)            $14,000       14,000,000


      PREFERRED STOCK-3.1%
      FINANCIAL-3.1%
      TOTAL INVESTMENTS-101.4%
        (cost $1,481,167,545)                              1,456,912,968
      Other assets less liabilities-(1.4%)                   (19,611,724)

      NET ASSETS-100%                                     $1,437,301,244


(a)  Unaudited

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1998, these securities amounted to $535,158,472 or 37.2% of net assets.

(c)  Moody's Rating

(d) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind of Russian IAN's.

(e)  Security is in default and is non-income producing.

     Glossary of terms:

     FRN - Floating Rate Note
     IAN - Interest Arrears Note

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,481,167,545)    $1,456,912,968
  Cash                                                              9,811,870
  Interest receivable                                              23,655,707
  Receivable for capital stock sold                                 9,848,924
  Dividends receivable                                                897,625
  Receivable for investment securities sold                            88,442
  Prepaid expenses                                                     17,169
  Total assets                                                  1,501,232,705

LIABILITIES
  Payable for investment securities purchased                      52,873,578
  Payable for capital stock redeemed                                6,075,756
  Dividends payable                                                 3,039,993
  Distribution fee payable                                            880,703
  Advisory fee payable                                                637,400
  Accrued expenses                                                    424,031
  Total liabilities                                                63,931,461

NET ASSETS                                                     $1,437,301,244

COMPOSITION OF NET ASSETS
  Capital stock, at par                                              $101,312
  Additional paid-in capital                                    1,478,893,451
  Undistributed net investment income                               1,664,395
  Accumulated net realized loss on investment transactions        (19,103,337)
  Net unrealized depreciation of investments                      (24,254,577)
                                                               $1,437,301,244

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($510,396,926/
    35,972,098 shares of capital stock issued and outstanding)         $14.19
  Sales charge--4.25% of public offering price                            .63
  Maximum offering price                                               $14.82

 CLASS B SHARES
  Net asset value and offering price per share ($672,373,850/
    47,399,813 shares of capital stock issued and outstanding)         $14.19

  CLASS C SHARES
  Net asset value and offering price per share ($254,530,468/
    17,940,039 shares of capital stock issued and outstanding)         $14.19


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998            ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $101,360,629
  Dividends                                          3,980,092
                                                                  $105,340,721

EXPENSES
  Advisory fee                                       6,774,012
  Distribution fee - Class A                         1,328,326
  Distribution fee - Class B                         5,773,033
  Distribution fee - Class C                         2,097,236
  Transfer agency                                    1,635,082
  Custodian                                            264,205
  Printing                                             159,038
  Audit and legal                                      122,270
  Administrative                                       115,800
  Registration                                          85,669
  Taxes                                                 69,761
  Directors' fees                                       14,727
  Miscellaneous                                         18,431
  Total expenses                                                    18,457,590
  Net investment income                                             86,883,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      17,411,629
  Net realized gain on written options transactions                    282,969
  Net change in unrealized depreciation of investments             (14,341,150)
  Net gain on investments                                            3,353,448

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 90,236,579


See notes to financial statements.


10


STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $  86,883,131     $67,267,838
  Net realized gain on investments and options
    transactions                                    17,694,598      45,535,746
  Net change in unrealized depreciation of
    investments                                    (14,341,150)     12,490,228

  Net increase in net assets from operations        90,236,579     125,293,812

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (32,980,257)    (28,663,265)
    Class B                                        (39,538,622)    (33,588,524)
    Class C                                        (14,364,252)     (9,618,790)
  Distributions in excess of net investment
    income
    Class A                                         (3,979,895)             -0-
    Class B                                         (4,771,327)             -0-
    Class C                                         (1,733,407)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                     418,498,497     273,894,910
  Total increase                                   411,367,316     327,318,143

NET ASSETS
  Beginning of year                              1,025,933,928     698,615,785
  End of year (including undistributed net
    investment income of $3,285,397 and
    $1,077,850, respectively)                   $1,437,301,244  $1,025,933,928


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are currently sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


12


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, resulted in a net increase in undistributed net investment income and accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $115,800 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,186,735 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $211,204 from the sales of Class A shares and $21,508, $570,591 and $77,109 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $13,555,599 and $2,876,562 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $2,556,792,168 and $2,075,519,447, respectively, for the year ended June 30, 1998. There were purchases of $912,437,537 and sales of $930,383,796 of U.S. government and government agency obligations for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $1,487,349,000. Accordingly, gross unrealized appreciation of investments was


13


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

$42,368,803 and gross unrealized depreciation of investments was $72,804,835 resulting in net unrealized depreciation of $30,436,032.

At June 30, 1998, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,334,555, of which $2,817,216 expires in the year 2003 and $3,517,339 expires in the year 2004.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended June 30, 1998 were as follows:

                                                     NUMBER OF
                                                     CONTRACTS        PREMIUMS
                                                     ---------        --------
Options oustanding at beginning of year                     -0-     $       -0-
Options written                                        130,000       1,808,422
Options terminated in closing purchase transactions    (65,000)     (1,001,000)
Options expired                                             -0-             -0-
Options exercised                                      (65,000)       (807,422)
Options outstanding at June 30, 1998                        -0-     $       -0-


14


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           13,329,444     7,284,369    $191,806,767    $100,560,914
Shares issued in
  reinvestment of
  dividends and
  distributions        1,434,669     1,088,659      20,673,923      15,092,550
Shares converted from
  Class B              1,245,638       882,859      17,903,380      12,218,491
Shares redeemed       (6,171,084)   (3,997,163)    (88,725,044)    (55,154,472)
Net increase           9,838,667     5,258,724    $141,659,026     $72,717,483

CLASS B
Shares sold           19,913,781    13,809,148    $286,380,021    $190,717,837
Shares issued in
  reinvestment of
  dividends and
  distributions        1,579,489     1,108,727     22,757,300      15,370,487
Shares converted to
  Class A             (1,245,638)     (882,859)    (17,903,380)    (12,218,491)
Shares redeemed       (6,696,392)   (5,635,584)    (96,372,328)    (77,903,904)
Net increase          13,551,240     8,399,432    $194,861,613    $115,965,929

CLASS C
Shares sold           11,907,869     9,879,749    $171,701,245    $137,855,734
Shares issued in
  reinvestment of
  dividends and
  distributions          773,490       356,660      11,154,530       4,970,992
Shares redeemed       (7,056,779)   (4,174,633)   (100,877,917)    (57,615,228)
Net increase           5,624,580     6,061,776     $81,977,858     $85,211,498


15


FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            ------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.92       $12.51       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.08(a)      1.15(a)      1.26         1.19         1.11
Net realized and unrealized gain (loss)
  on investment transactions                     .12          .97          .27          .36        (1.36)
Net increase (decrease) in net asset
  value from operations                         1.20         2.12         1.53         1.55         (.25)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.08)       (1.22)       (1.16)       (1.14)       (1.11)
Distributions in excess of net investment
  income                                        (.12)          -0-          -0-          -0-        (.03)
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions              (1.20)       (1.22)       (1.16)       (1.14)       (1.39)
Net asset value, end of year                  $14.19       $14.19       $13.29       $12.92       $12.51

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.66%       16.59%       12.14%       13.26%       (2.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $510,397     $370,845     $277,369     $230,750     $219,182
Ratio of expenses to average net assets         1.05%        1.12%        1.20%        1.24%        1.30%
Ratio of net investment income to average
  net assets                                    7.52%        8.34%        9.46%        9.70%        7.76%
Portfolio turnover rate                          244%         307%         389%         387%         372%


See footnote summary on page 18.


16


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      CLASS B
                                            ------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                             ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.92       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .98(a)      1.05(a)      1.15         1.11         1.02
Net realized and unrealized gain (loss)
  on investment transactions                     .13          .98          .29          .36        (1.37)
Net increase (decrease) in net asset
  value from operations                         1.11         2.03         1.44         1.47         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.98)       (1.13)       (1.07)       (1.05)       (1.04)
Distributions in excess of net investment
  income                                        (.13)          -0-          -0-          -0-        (.01)
Distribution from net realized gains              -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions              (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of year                  $14.19       $14.19       $13.29       $12.92       $12.50

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.95%       15.80%       11.38%       12.54%       (3.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $672,374     $480,326     $338,152     $241,393     $184,129
Ratio of expenses to average net assets         1.75%        1.82%        1.90%        1.99%        2.00%
Ratio of net investment income to average
  net assets                                    6.80%        7.62%        8.75%        9.07%        7.03%
Portfolio turnover rate                          244%         307%         389%         387%         372%



See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            -------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            -------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                           -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.93       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .99(a)      1.04(a)      1.14         1.10         1.02
Net realized and unrealized gain (loss)
  on investment transactions                     .12          .99          .29          .38        (1.37)
Net increase (decrease) in net asset
  value from operations                         1.11         2.03         1.43         1.48         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.99)       (1.13)       (1.07)       (1.05)       (1.05)
Distributions in excess of net investment
  income                                        (.12)          -0-          -0-          -0-          -0-
Distribution from net realized gains              -0-          -0-          -0-          -0-        (.25)
 Total dividends and distributions              (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of year                   $14.19       $14.19       $13.29       $12.93       $12.50

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.95%       15.80%       11.30%       12.62%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $254,530     $174,762      $83,095      $51,028      $50,860
Ratio of expenses to average net assets         1.75%        1.82%        1.90%        1.84%        1.99%
Ratio of net investment income to average
  net assets                                    6.83%        7.61%        8.74%        8.95%        6.98%
Portfolio turnover rate                          244%         307%         389%         387%         372%



(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charge are not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
August 4, 1998

19


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

21

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPAR